UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2005

Hybridon, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31918	04-3072298

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Vassar Street, Cambridge, Massachusetts	02139

(Address of Principal Executive Offices)	Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03: Amendments to Articles of Incorporation or Bylaws
Item 9.01: Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1 Certificate to Amendment
EX-3.2 Certification of Increase of Series C Junior Participating Preferred Stock
EX-10.1 2005 Stock Incentive Plan
EX-10.2 Form of Incentive Stock Option Agreement
EX-10.3 Form of Nonstatutory Stock Option Agreement

Item 1.01. Entry Into a Material Definitive Agreement

2005 Stock Incentive Plan

     On April 15, 2005, the Board of Directors of Hybridon, Inc. (the “Company”) adopted, subject to stockholder approval, the 2005 Stock Incentive Plan (the “2005 Plan”). On June 15, 2005, at the 2005 Annual Meeting of Stockholders of the Company, the Company’s stockholders approved the 2005 Plan.

     Under the 2005 Plan, the Company may issue up to 5,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events), $0.001 par value per share, to employees, officers, directors, consultants and advisors of the Company. Award grants under the 2005 Plan may be made in the form of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, Nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and certain other stock-based awards. The maximum number of shares with respect to which awards may be granted to any participant under the 2005 Plan may not exceed 1,000,000 shares of common stock per calendar year, and the maximum number of shares of common stock with respect to which restricted stock awards and other stock unit awards that either require no purchase by the participant, or that vest on the basis of passage of time alone, that may be granted equals 500,000. The 2005 Plan will be administered by the Board of Directors of the Company.

     Additional information regarding the 2005 Plan can be found on pages 19 through 24 of the Company’s Definitive Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on May 3, 2005 (File No. 001-31918), which description is incorporated by reference herein. Such description is qualified in its entirety by reference to the complete terms and conditions of the 2005 Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Forms of Incentive Stock Option Agreement and Nonstatutory Stock Option Agreement

     On April 15, 2005, in connection with the adoption of the 2005 Plan, the Board of Directors of the Company adopted, effective upon shareholder approval of the 2005 Plan, the following forms of agreement for evidencing awards made under the 2005 Plan:

•	Form of Incentive Stock Option Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K; and

•	Form of Nonstatutory Stock Option Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On June 15, 2005, the Board of Directors of the Company elected Robert W. Karr, M.D. as a new Class II director of the Company with a term expiring at the Company’s 2006 Annual Meeting of Stockholders.

Item 5.03: Amendments to Articles of Incorporation or Bylaws

     The Company filed a Certificate of Amendment to the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on June 17, 2005, increasing the number of authorized shares of the Company’s common stock from 185,000,000 shares to 200,000,000 shares. The Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.

     The Company filed a Certificate of Increase with the Secretary of State of the State of Delaware on June 21, 2005, increasing the number of authorized shares of the Company’s Series C Junior Participating Preferred Stock, $.01 par value per share, from 185,000 shares to 200,000 shares. The Certificate of Increase is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company, dated June 17, 2005

3.2	Certificate of Increase of Series C Junior Participating Preferred Stock of the Company, dated June 21, 2005

10.1	2005 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement for grants under 2005 Stock Incentive Plan

10.3	Form of Nonstatutory Stock Option Agreement for grants under 2005 Stock Incentive Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRIDON, INC.

Date: June 21, 2005	By:	/s/ Robert G. Andersen

Robert G. Andersen
Chief Financial Officer and Vice President of Operations

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company, dated June 17, 2005

3.2	Certificate of Increase of Series C Junior Participating Preferred Stock of the Company, dated June 21, 2005

10.1	2005 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement for grants under 2005 Stock Incentive Plan

10.3	Form of Nonstatutory Stock Option Agreement for grants under 2005 Stock Incentive Plan